Exhibit 10.6
THIRD AMENDMENT
TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
NHT OPERATING PARTNERSHIP, LLC
This Third Amendment (this “Amendment”) dated as of September 25, 2022 with an effective date of June 30, 2022 is to the Amended and Restated Limited Liability Company Agreement of NHT Operating Partnership, LLC, as amended (the “Company”), dated January 8, 2019, by and among the Manager and the Persons that are party thereto from time to time and whose names are set forth on Exhibit A attached thereto (as it may be amended from time to time) (as amended, the “Operating Agreement”).
RECITALS
A.    The Manager and the Class A Member desire to amend the Operating Agreement as set forth herein.
B.    In accordance with Section 14.1(a) of the Operating Agreement, this Amendment has been approved by the Manager and the Class A Members.
C.    In accordance with Sections 12.2 and 14.1(b) of the Operating Agreement, this Amendment has been consented to by NREO.
AGREEMENTS
Section 1.Amendments
(a)Exhibit A of the Operating Agreement is hereby deleted in its entirety and any references to Exhibit A in the Operating Agreement shall be to the books and records of the Company.
(b)The definition of “Member” contained in Article 1 of the Operating Agreement is deleted and replaced in its entirety by the following:
“Member” means NHT Holdings, the initial Manager and any other Person named as a member of the Company on the books and records of the Company or any substituted Member or Additional Member, in such Person’s capacity as a member of the Company.
(c)Section 7.2 of the Operating Agreement is deleted and replaced in its entirety with the following:

NHT Holdings shall have the sole right to remove the Manager at any time, with or without cause. The Manager shall have the right to resign the position of Manager at any time. Upon the removal or resignation of the Manager, (a) the Manager shall forfeit its Class B Units without consideration to the extent the Call Right contemplated by Section 4.8 is not exercised and (b) a replacement Manager shall be appointed by NHT Holdings; provided that such replacement Manager is a “special purpose entity” and will be issued Class B Units, in such amounts as determined by NHT Holdings, and become a Member of the Company. Notwithstanding anything herein to the contrary, upon such forfeiture of its Class B Units, the Manager shall withdraw as a Member of the Company without any additional action by any Person and execute any documentation deemed necessary by the Company to evidence such a withdrawal.
(d)Section 12.2 of the Operating Agreement is deleted and replaced in its entirety with the following:
Subject to Section 7.1(a), the Manager shall take all steps necessary and appropriate under the Act to amend the books and records of the Company for the admission to the Company of any member, and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4.
(e)Section 14.1(b) of the Operating Agreement is deleted and replaced in its entirety with the following:
Notwithstanding Section 14.1(a), this Agreement shall not be amended without the consent of each Member materially and adversely affected if such amendment would (i) modify the limited liability of a Member in a manner materially adverse to such Member, (ii) alter rights of such Member to receive distributions pursuant to Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2) in a manner materially adverse to such Member, (iii) increase or change capital contributions required by Section 4.1, (iv) alter the rights of NHT Holdings to remove and replace the Manager under Section 7.2, (v) amend this Section 14.1(b), or (vi) alter the rights of NHT Holdings pursuant to Section 4.8; provided, however, that the consent of each Member materially and adversely affected shall not be required for any amendment or action that affects all Members holding the same class or series of Membership Units on a uniform or pro rata basis. Any amendment consented to by any Member shall be effective as to that Member, notwithstanding the absence of such consent by any other Member.
Section 2.Miscellaneous.
(a)Effect of Amendment. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Operating Agreement. Except as specifically amended by this Amendment, all other provisions of the Operating Agreement are hereby ratified and remain in full force and effect.
(b)Single Document. From and after the date hereof, all references to the Operating Agreement shall be deemed to be references to the Operating Agreement as amended by this Amendment.
(c)Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall not be affected.
(d)Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Members and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
(e)Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Amendment and in no way define, limit, extend or describe the scope or intent of any provisions hereof.
(f)Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which shall constitute the same instrument and all of which together shall constitute the agreement of the parties. For purposes of executing this Amendment, a document signed and transmitted electronically shall be treated as an original document. The signature of any party thereon shall be considered an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document.
(g)Defined Terms. Any capitalized terms used herein for which a definition is not herein provided shall, unless otherwise indicated, have the same meanings as assigned to such terms in the Operating Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.
CLASS A MEMBER:
NHT HOLDINGS, LLC
By: /s/ Brian Mitts_______________________
Name: Brian Mitts
Title: Manager
MANAGER:
NHT OPERATING PARTNERSHIP GP II, LLC
BY: NHT Holdings, LLC, its sole Member
By: /s/ Brian Mitts_______________________
Name: Brian Mitts
Title: Manager
IN WITNESS WHEREOF, the undersigned has consented to this Amendment as of the date first set forth above and upon effectiveness, the undersigned is no longer a party to the Operating Agreement.
NEXPOINT REAL ESTATE OPPORTUNITIES, LLC
By: /s/ Brian Mitts_______________________
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

[Signature Page to the Third Amendment to the Operating Agreement of NHT Operating Partnership, LLC]